UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road, Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.   Results of Operations and Financial Condition.
On February 10, 2021, Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) issued (i) a news release announcing its results for the quarter and full year ended December 31, 2020, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Financial Supplement for the quarter ended December 31, 2020, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02, 7.01 and Exhibits 99.1 and 99.3 listed in Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.
In connection with its earnings call for the quarter and full year ended December 31, 2020, Brighthouse Financial has prepared a presentation for use with investors and other members of the investment community. This presentation is available on the Brighthouse Financial investor relations website at http://investor.brighthousefinancial.com.

Brighthouse Financial routinely uses its investor relations website to provide presentations, press releases and other information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in the Company to review the information that it shares at http://investor.brighthousefinancial.com.

Item 8.01.  Other Events.
On February 10, 2021, Brighthouse Financial issued a news release announcing that it has authorized the repurchase of up to $200 million of Brighthouse Financial common stock. This stock repurchase program is in addition to the $500 million stock repurchase authorization the Company announced in February 2020, under which $53 million remains as of February 9, 2021. Repurchases under the stock repurchase program may be made through open market purchases, including pursuant to 10b5-1 plans or pursuant to accelerated stock repurchase plans, or through privately negotiated transactions, from time to time at management's discretion in accordance with applicable legal requirements. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1**	News release of Brighthouse Financial, Inc., dated February 10, 2021, announcing its results for the quarter and full year ended December 31, 2020
99.2	News release of Brighthouse Financial, Inc., dated February 10, 2020, announcing common stock repurchase authorization
99.3**	Financial Supplement for the quarter ended December 31, 2020
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Filed herewith.
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Lynn A. Dumais
	Name:	Lynn A. Dumais
	Title:	Chief Accounting Officer

Date: February 10, 2021

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